SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A


CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): April 21, 2000


AZTEC COMMUNICATIONS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)


UTAH
(State or Other Jurisdiction of Incorporation)


33-3349                                            87-0430834
(Commission File No.)                       (I.R.S. Employer Identification
No.)


3730 KIRBY DRIVE, SUITE 1200
HOUSTON, TEXAS 77098
(Address of Principal Executive Offices)

(281) 587-4645
(Registrant's Telephone Number, Including Area Code)











ITEM 1. RESULTS OF THE SPECIAL SHAREHOLDERS MEETING AND
REORGANIZATION

     On April 21, 2000 the Registrant held a special shareholders meeting to discuss the reorganization of the Company. Notice of the meeting was mailed out by Fidelity Transfer of Salt Lake City to all the shareholders of record. After calling the meeting to order the acting Chairman for the meeting, L. Mychal Jefferson, call the roll and informed all present that the shareholders present would vote and that vote would be binding. The shareholders approved the following resolutions:

     (1)To dissolve the old Board of Directors and resign all old Officers. 5,574,670 votes for, 0 votes against
     (2)To create a new Board of Directors consisting of L. Mychal Jefferson, Chairman, John Schwarz, Treasurer, Monica Jefferson, Secretary.
          5,574,670 votes for, 0 votes against
     (3)Move the Corporate offices to 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.
          5,574,670 votes for, 0 votes against
     (4)Reorganize, revive and recapitalize the Corporation.
          5,574,670 votes for, 0 votes against
     (5)Approve a one for two share reverse split.
          5,574,670 votes for, 0 votes against
     (6)Hire Schvaneveldt & Company of Salt Lake City, Utah to complete an annual audit.
          5,574,670 votes for, 0 votes against
     (7)File Revival Application with the State of Utah
          5,574,670 votes for, 0 votes against
     (8)Appoint L. Mychal Jefferson, acting President of the Company
          5,574,670 votes for, 0 votes against
     (9)After the reverse split, issue 10,000 shares of common stock to John Schwarz and Monica Jefferson as Board service compensation.
          5,574,670 votes for, 0 votes against
     (11)Hired Jefferson Advisors as Investment Bankers, to explore all strategic alternatives for the Company.
          5,574,670 votes for, 0 votes against
     (12)Hire Jefferson Advisors to file necessary SEC, NASDAQ or other legal documents to bring the Company current with all regulatory agencies.
          5,574,670 votes for, 0 votes against
     (13)Apply for trading of Company shares on NASDAQ.
          5,574,670 votes for, 0 votes against
     (14)Support the new Board and Officers in any and all endeavors regarding the reorganization of the Company.
          5,574,670 votes for, 0 votes against
     (15)Give the new Board and Officers all powers necessary to remake the Company into a viable ongoing concern.
          5,574,670 votes for, 0 votes against
     (16)Dividend all subsidiaries out to shareholders as of April 21, 2000 5,574,670 votes for, 0 votes against

     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.

ITEM 3.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 1.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AZTEC COMMUNICATION GROUP, INC.



Date: May 1, 2000                     By   /s/   L. Mychal Jefferson II
                                          ------------------------------------
                                          L. Mychal Jefferson II, President